Santos International Holdings Pty Ltd
ABN 57 057 585 869
Santos Centre, Level 10
60 Flinders Street
Adelaide SA 5000
GPO Box 2455
Adelaide SA 5001

Geosciences & New Ventures
Adelaide, South Australia 5001
Direct: +61 8 8116 5559
Facsimile: +61 8 8116 5265

Santos

24 November 2008

DWM Petroleum AG
Bahnhoftsr. 9, CH-6341
Baar Switzerland

Attention – Company Secretary

cc: Michael J. Velletta
Velletta & Company
4th Floor – 931 Fort Street
Victoria, BC V8V 3K3
Canada

Dear Sirs

Farmin agreement between Santos International Holdings Pty Ltd and DWM Petroleum AG in relation to South Petroleum JSC
Side letter agreement – Phase 1 Completion and Cash Instead of Shares

We refer to the farmin agreement entered into between Santos International Holdings Pty Ltd ("**Santos**") and DWM Petroleum AG ("**DWM**") on 4 October 2006 with respect to certain petroleum prospecting licences in the Kyrgyz Republic (the "**Farmin Agreement**") and the majority shareholders agreement entered into between Santos and DWM on 13 November 2006 (the "**Majority Shareholders Agreement**").

Capitalised terms used in this letter agreement shall have the same meaning given to them in the Farmin Agreement or the Majority Shareholders Agreement unless the context otherwise requires.

1. Phase 1 Completion

Santos and DWM acknowledge that Santos completed the Phase 1 Work Program on 24th October 2008 ("**Phase 1 Completion**"), pursuant to clauses 5.1 and 5.3 of the Farmin Agreement and on an expenditure basis, Santos having spent the itemised amounts set out in the Attachment to this letter on the Subject Area Operations.

Santos and DWM acknowledge that all expenditure contributed by Santos to the South Petroleum JSC operations after Phase 1 Completion is expenditure contributed by Santos towards the expenditure caps provided for in clause 5.2(b).

2. Cash instead of shares

Santos and DWM acknowledge that the Farmin Agreement (and the subscription agreement set out in Schedule 4 to the Farmin Agreement) requires that DWM is issued with a certain number

of Santos Limited shares ("**Shares**"), in the event that Santos has not elected to withdraw from the Farmin Agreement within sixty (60) days after the completion of the Phase 1 Work Program.

Santos has elected not to withdraw from the Farmin Agreement (Phase 1 having been completed) and DWM has agreed that in full satisfaction and instead of being issued with such Shares, Santos will pay DWM A$1,349,424.60 in cash, which has been calculated as follows:

Cash = Number of Subscription Shares (S) * volume weighted average price of ordinary shares of Santos Ltd on 24th October 2008 (V)

where:

V = $11.225
S = 120,216

and where S = A/B:

A is the Australian dollar amount which is equivalent of US$1,000,000 on 29th September 2006, which is A$1,336,183.859

B is the volume weighted average price of ordinary shares of Santos Ltd sold on ASX during the 5 day period immediately preceding 1 October 2006, which is A$11.1148

S = 1,336,183 / 11.1148
= 120,216

Please confirm your agreement to the arrangements set out in this letter by arranging for a copy of this letter to be signed and returned to the undersigned.

Yours sincerely

Trevor Brown
Vice President
Geoscience & New Ventures
for and on behalf of
SANTOS INTERNATIONAL
HOLDINGS PTY LTD

THE COMMON SEAL of DWM PETROLEUM)
AG was affixed in accordance with its)
constitution)

Signature of Authorised Person	Signature of Authorised Person
Chairman	Director
Office Held	Office Held
Heinz J. Scholz	Peter-Mark Vogel
Name of Authorised Person (BLOCK LETTERS)	Name of Authorised Person (BLOCK LETTERS)

DWM PETROLEUM AG

Kyrgyzstan SPC Reconciliation

	CUM 2008 $USD
Cumulative September 2008	
Bishkek Office SPC Ph1	575,496
Santos Expat G&A SPC Ph1	1,478,638
Adel G&A Geol Stud SPC Ph1	2,375,815
G&G Field Work SPC Ph1	142,879
Seismic Acquisition SPC Ph1	4,973,524
Seismic Repro SPC Ph1	481,760
	10,028,112
September Seismic Over Accrual	
Reverse Sep08 Seismic Accrual SNG Invoices Aug & Sep08	(975,400)
Actual Seismic SNG Invoices for Aug & Sep08 (24 Oct Jnl)	581,324
September Adjusted Balance	**9,634,036**
October 2008	
September Accrual Reversals	(504,967)
Labour & Expenses to 1st to 24th October 2008	177,654
SPC Office & Seismic invoices to 24th October 2008	1,215,657
TOTAL PHASE 1 Expenditure as at 24 October 2008	**10,522,381**